Expensify

# Q1 2025 Earnings


Expensify

May 8th, 2025

Expensify

# Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,”, “can”, “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact of inflation on us and our members; our borrowing costs, which have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability, and their effects on software spending; our ability to protect against security incidents, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; the impact of tariffs and global trade disruptions on us, our customers and our vendors, including the impact on inflation, supply chains and consumer sentiment; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies.  For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

# Q125 Financials

Expensify

# Q1 2025

| Revenue | Average Paid Members | Total Interchange |
| --- | --- | --- |
| $36.1MM | 657,000 | $5.1MM |

Expensify

# Q1 2025

## Operating Cash Flow
(Includes timing of customer funds)

$4.8MM

## Free Cash Flow[1]
(Excludes timing of customer funds)

$9.1MM

## Net Loss

$(3.2MM)

## Non-GAAP Net Income[2]

$4.8MM

## Adj. EBITDA[3]

$8.4MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net income (loss) excluding stock-based compensation expense.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, other (income) expenses, net, depreciation and amortization and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

# Free Cash Flow[1]

- **Q1 FCF was $9.1MM**, a 75% increase y/y and an increase of 45% q/q[2].
- With Q4 Results, we initiated FY 2025 FCF guidance of $16.0MM - $20.0MM:
  - **We are increasing our FY 2025 FCF guidance to $17.0MM - $21.0MM[3].**

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

[3] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

# Q1 2025

## Monthly Paid Members



800,000
600,000
400,000
200,000
0
1/1/2022
1/1/2023
1/1/2024
1/1/2025

**April Paid Members**

**655,000**

Denotes April 2025 and April activity from previous years

Note: There can be no assurances that the trends of previous second quarters are representative of future trends.

Expensify

# Q1 Business Highlights

# Q1 Business Highlights:

- **The Expensify Card**
  - *Total Interchange derived from the Expensify Card grew to $5.1MM, an increase of 43% y/y.*
- **Expensify Travel**
  - *Expensify Travel continues to grow quickly. Travel saw a 166% q/q increase in quarterly travel bookings in Q1.*
- **Spanish Support**
  - *Full support for Spanish speaking customers in product UI, product messaging, sales demos, and customer support.*

Expensify

# Simplified pricing for Collect:

- **Legacy: $5-20 per *active* member, per month**
  - 50% discount for annual commitment
  - 50% discount for Expensify Card adoption
  - No cost if there's no activity
- **New Customers: $5 per *any* member, per month**
  - No annual commitment or card required
  - But billed *whether or not* there is activity
- **Result:**
  - **Collect:** $5/mo per member - Simple pricing for simple customers
  - **Control:** $9-36/mo per active - Advanced pricing for advanced customers

Expensify

# Concierge AI Highlights

Expensify

# Conversational corrections

Tap, pick, answer, or describe how to fix anything.



Expense report #5131956
From Todd Clyde in Danny's Donuts
Submit
Waiting for your expense(s) to automatically submit later today
Date
2025-02-27
Category
Office supplies
Concierge Today at 12:49 PM
Is this $7.32 "Subway" purchase a sandwich or train fare? How should it be categorized?
1 - Meals
2 - Ground transportation
Todd Clyde Today at 12:49 PM
Whoops, that should be Safeway, where I picked up some snacks for the office.
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Write something...



9:41
Expensify
Is this $7.32 "Subway" purchase a sandwich or train fare? How should it be categorized?
1 - Meals
2 - Ground transportation
Whoops, that should be Safeway, where I picked up some snacks for the office.
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
iMessage



Is this $7.32 "Subway" purchase a sandwi...
Todd Clyde
Whoops, that should be Safeway, where I...
Concierge via Expensify
to me
Expensify
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Open in Expensify
Reply to this message or open it in Expensify.
Expensify
Reply
Reply all
Forward

Expensify

# Conversational corrections

Tap, pick, answer, or describe how to fix anything.



FINISHED
Expense report #5131956
From Todd Clyde in Danny's Donuts
Submit
Waiting for your expense(s) to automatically submit later today
Date
2025-02-27
Category
Office supplies
2 - Ground transportation
Todd Clyde Today at 12:49 PM
Whoops, that should be Safeway, where I picked up some snacks for the office.
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Write something...
9:41
Expensify
should it be categorized?
1 - Meals
2 - Ground transportation
Whoops, that should be Safeway, where I picked up some snacks for the office.
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
iMessage
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Open in Expensify
Reply to this message or open it in Expensify.
Expensify
Reply
Reply all
Forward

Expensify

# Prohibited expenses

Detect alcohol, gambling, tobacco, and more from deep receipt analysis



神戸帝神　焼肉いく田
~Japanese Modern Yakiniku~
TEL 03-5304-7240
東京都渋谷区代々木1－31－15
第2宝山ビル1F
2019年 7月18日(木)21時09分000101
*BEST 2 ﾍﾞｽﾄ2 ¥28,000外
*ﾌﾟﾚﾐｱﾑﾓﾙﾂ
@680x 2 ¥1,360外
*さっぱり塩ｻﾗﾀﾞ ¥780外

# Prohibited expenses

Expensify

Detect alcohol, gambling, tobacco, and more from deep receipt analysis



神戸帝神　焼肉いく田
~Japanese Modern Yakiniku~
DENIED
2019年 7月18日(木)21時09分000101
*BEST 2 ベスト2 ¥28,000外
*プレミアムモルツ
@680x 2 ¥1,360外
*さっぱり塩サラダ ¥780外

Expensify

# Suspicious travel bookings

Real-time risk scoring analysis of fraudulent travel bookings

## Payment Details

# (Apr 29, 2025) Manila

Trip ID 9632938241

### Transaction history

#### Flight Booking

| | |
|---|---|
| Flight(s) | Emirates EK784 (LOS - DXB)<br>Emirates EK380 (DXB - HKG)<br>Philippine Airlines PR311 (HKG - MNL) |
| Booking ID | 5616916814 |

#### Price & payment details

| | |
|---|---|
| Traveler | Rodrigo Test |
| Base fare | $3,074.00 |
| Fees and taxes | $1,155.40 |
| Traveler total | $4,229.40 |
| Estimated total | **$4,229.40** |
| | ~R$21,115.91 |

Expensify

# Suspicious travel bookings

Real-time risk scoring analysis of fraudulent travel bookings

CANCELLED

## Payment Details

### (Apr 29, 2025) Ma[illegible]

Trip ID 9632938241

#### [illegible]ransa[illegible]tio[illegible]ry

**F[illegible]n[illegible]oking**

| | |
|---|---|
| Flight(s) | Emirates EK784 (LOS - DXB)<br>Emirates EK380 (DXB - HKG)<br>Philippine Airlines PR311 (HKG - MNL) |
| Booking ID | 5616916814 |

**Price & payment details**

| | |
|---|---|
| Traveler | Rodrigo Test |
| Base fare | $3,074.00 |
| Fees and taxes | $1,155.40 |
| Traveler total | $4,229.40 |
| Estimated total | **$4,229.40** |
| | ~R$21,115.91 |

Expensify

# Next up: Virtual CFO

- **Workflow suggestions**
  - *"I saw you manually cut 84 checks last month to 15 employees.  Can I help you set up free online reimbursement?  It'd save you about 4.4 hours/mo, and get your employees paid next day."*
- **Financial analysis on demand**
  - *Who are my top spenders, and who spends the most out of policy?"*
- **Monthly flux analysis "out of the box"**
  - *"Last month you spent 88% more on hotels, primarily from trips to Las Vegas for the Quickbooks Connect conference."*

Expensify

# FI activity is heating up

Expensify

# Don Toliver - Lose My Mind (feat. Doja Cat) Music Video


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Don Toliver - Lose My Mind (feat. Doja Cat) [From F1® The Movie] [Official Music Video]
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From Don Toliver

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# Damson Idris at the Met Gala on Monday


IWC
APXGP
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PEARCE

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# Users are noticing...

Expensify

# Real customer feedback

Customers are experiencing the chat-first advantage!



**Muchira M.**

International Mobilisation Field Staff.
Mid-Market (51-1000 emp.)

Validated Reviewer ✓ | Verified Current User ✓ | Review source: Organic

★★★★★ 4/26/2025

## "The Expensify Chat Feature with Your finance Admin during Expense reports submission is Gold!"

**What do you like best about Expensify?**

I love the fact that I can chat with my finance admin on Expensify after I submit my expense reports just to offer clarity where need be. I have no need for lengthy emails or calls to explain myself. All I do is File my reports attach receipts, provide clarity notes , submit and just like that i'm done. A very easy process. I have been doing this every month for over one year seamlessly. I have never reached out to Expensify customer support since there is no need to. No glitches, no lags! It is probably my favourite feature.

**What do you dislike about Expensify?**

My only hope is that they can provide tracking numbers or codes as money moves from my finance admin to my local bank account.


Q&A

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# Appendix

Expensify

# GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

| | Three months ended March 31, 2025 *(unaudited, in thousands)* | Three months ended March 31, 2024 *(unaudited, in thousands)* |
|---|---|---|
| **Net loss** | **$ (3,169)** | **$ (3,781)** |
| Add: | | |
| Stock-based compensation expense | 7,990 | 7,524 |
| **Non-GAAP Net Income[1]** | **$ 4,821** | **$ 3,743** |

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation expense.

Expensify

# GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

| | Three months ended March 31, 2025 *(unaudited, in thousands)* | Three months ended March 31, 2024 *(unaudited, in thousands)* |
|---|---|---|
| **Net loss** | **$ (3,169)** | **$ (3,781)** |
| Provision for income taxes | 2,006 | 1,034 |
| Other (income) expenses, net | (324) | 954 |
| Depreciation and amortization | 1,943 | 1,383 |
| Stock-based compensation expense | 7,990 | 7,524 |
| **Adjusted EBITDA** | **$ 8,446** | **$ 7,114** |

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, other (income) expenses , net, depreciation and amortization and stock-based compensation expense.

Expensify

# GAAP to Non-GAAP Reconciliation: Free Cash Flow

| | Three months ended March 31, 2025 *(unaudited, in thousands)* | Three months ended December 31, 2024 *(unaudited, in thousands)* | Three months ended March 31, 2024 *(unaudited, in thousands)* |
|---|---|---|---|
| **Net cash provided by operating activities** | **$ 4,805** | **$ 7,402** | **$ 3,471** |
| **(Increase) decrease in changes in customer assets and liabilities** | | | |
| Settlement assets | 12,217 | (10,733) | 6,120 |
| Settlement liabilities | (7,420) | 10,534 | (1,570) |
| **Less:** | | | |
| Software development costs | (498) | (929) | (2,829) |
| **Free cash flow** | **$ 9,104** | **$ 6,274** | **$ 5,192** |

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

# Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

| | Q2 2025 | | Q3 2025 | | Q4 2025 | | Q1 2026 | |
|---|---|---|---|---|---|---|---|---|
| | Low | High | Low | High | Low | High | Low | High |
| Cost of revenue, net | $ 2.2 | $ 3.0 | $ 2.1 | $ 2.9 | $ 2.0 | $ 2.8 | $ 1.9 | $ 2.7 |
| Research and development | 1.8 | 2.4 | 1.7 | 2.3 | 1.6 | 2.2 | 1.5 | 2.1 |
| General and administrative | 1.2 | 1.6 | 1.1 | 1.5 | 1.0 | 1.4 | 1.0 | 1.4 |
| Sales and marketing | 0.7 | 0.9 | 0.7 | 0.9 | 0.7 | 0.9 | 0.7 | 0.9 |
| **Total** | **$ 5.9** | **$ 7.9** | **$ 5.6** | **$ 7.6** | **$ 5.3** | **$ 7.3** | **$ 5.1** | **$ 7.1** |

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.